TIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2022

SYBLEU INC.

(Exact name of small business issuer as specified in its charter)

Wyoming	45-5192997
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Commission File No. 333-248059

4700 Spring Street, St 304, La Mesa, California 91942

(Address of Principal Executive Offices)

(619) 227-9192

(Issuer’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

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Item 5.02, Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officer.

Resignation:

Effective December 13, 2022 David Koos shall resign as a Director of SYBLEU INC and shall also resign from any and all other offices he may hold of SYBLEU INC (“Resignation”) . In connection with his Resignation Koos has returned any and all common shares directly or indirectly held by Koos to SYBLEU INC. for cancellation. Also in connection with his Resignation Koos and SYBLEU INC have entered into an agreement ( “Separation Agreement”) whereby SYBLEU INC shall pay Koos the sum of $10,000.

Effective December 13, 2022 David Koos shall no longer be affiliated with the Company. David Koos shall not be employed by the Company , David R. Koos shall not be a Director of the Company and David R. Koos shall not directly or indirectly own any of the securities of the Company.

The foregoing description of the Separation Agreement is not complete and is qualified in its entirety by reference to the text of the Separation Agreement , which is attached to this Current Report on Form 8-K as Exhibit 10.1 and incorporated in this Item 5.02 by reference.

Appointments:

On December 9, 2022 Joseph G. Vaini was appointed Chairman and Sole Director of SYBLEU INC effective December 13, 2022. On December 9, 2022 Joseph G. Vaini was appointed Chief Executive Officer, Chief Financial Officer, President, Secretary, Treasurer and Chief Accounting Officer of SYBLEU INC effective December 13, 2022.

Joseph G. Vaini, 60, has served as Chief Financial Officer of SYBLEU INC since July21,2020. For the past ten years Mr. Vaini has been a freelance independent consultant assisting microcap companies in complying with securities laws and regulation as well as assisting companies in the preparation of GAAP compliant financial statements. Over the past five years Mr. Vaini has provided consulting services to Bio- Matrix Scientific Group, Inc., Regen Biopharma, Inc. , Entest Group, Inc., and Zander Therapeutics, Inc. Regen Biopharma, Inc. and Zander Therapeutics, Inc. are currently under common control with SYBLEU INC. however such common control will no longer exist upon commencement of Mr.Vaini’s term as Chief Executive Officer. Mr. Vaini does not possess a college degree. Mr. Vaini worked as a registered securities representative holding a Series 7 and Series 63 License between 1989 and 1995.

On December 9, 2022 Harry Lander, Ph.D., M.B.A was appointed Chief Scientific Officer of SYBLEU INC. effective December 9,2022.

Harry Lander, 57, previously served in the following positions:

Organization:	Title:	Dates:	Primary Business
Dyo Biotechnologies	Managing Director	January 2019 to the Present	Drug Manufacturing and Laboratory Testing
Free Solo Therapeutics, Inc.	Chief Executive Officer, Director	May 2021 to the present	Vascular biology organ regeneration company
Capo Therapeutics, Inc.	Chief Executive Officer, Director	May 2019 to May 2022	Neurodegenerative disease vaccine company
Regen BioPharma, Inc.	President and Chief Scientific Officer	October 2015 to January 2019	Cancer Therapies
Zander Therapeutics, Inc.	President and Chief Scientific Officer	October 2017 to January 2019	Veterinary Therapies

Education:

M.B.A., Finance, 2001

The Stern School of Business, New York, University, New York, NY

Ph.D., Biochemistry, 1992

Cornell University Graduate School of Medical Sciences, New York, NY

B.S., Biochemistry and B.A., Chemistry, 1987

State University of New York at Stony Brook, Stony Brook, NY

Item 1.01 Entry into a Material Definitive Agreement

On December 9, 2022 an agreement (“Agreement”) was entered into by and between SYBLEU INC ( the “Company”) and Joseph G. Vaini (“Vaini”) whereby Vaini has agreed to serve as President, Chief Executive Officer, Secretary, Chief Financial Officer and Secretary, Treasurer and Principal Accounting Officer of the Company subject to the authority of the Company's Board of Directors (the “BOD”). Vaini shall perform such duties commensurate with his offices and as directed the BOD.

The Term of this Agreement shall commence on December 13, 2022 and shall expire on December 13, 2023 unless sooner terminated in accordance with specified provisions contained therein.

As sole compensation for performing his duties pursuant to the Agreement Vaini shall receive 3,000,000 of the Common Shares of the Company ( “Vaini Stock Payment”).Vaini has agreed that for a period of three years from December 9, 2022 Vaini shall not directly or indirectly, offer, issue, sell, contract to sell (including, without limitation, any short sale), grant any option for the sale of, pledge, or otherwise dispose of or transfer the Vaini stock payment.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the text of the Agreement , which is attached to this Current Report on Form 8-K as Exhibit 10.2 and incorporated in this Item 1.01 by reference.

On December 9, 2022 an agreement (“Agreement”) was entered into by and between SYBLEU INC ( the “Company”) and Harry Lander (“Lander”) whereby Lander has agreed to serve as Chief Scientific Officer of the Company subject to the authority of the Company's Board of Directors (the “BOD”). Lander’s duties will include:

Identifying and introducing to the Company Contract Research Organizations

Identifying and introducing to the Company potential strategic partners

Identifying and introducing to the Company potential members for the Company’s Scientific Advisory Board

Assisting the Company in patent application and prosecution.

The Term of this Agreement shall commence on December 9, 2022 and shall expire on December 8, 2025 unless sooner terminated in accordance with specified provisions contained therein.

As sole compensation for performing his duties pursuant to the Agreement Lander shall receive 3,000,000 of the Common Shares of the Company (“Lander Stock Payment”).Lander has agreed that for a period of three years from December 9, 2022 Lander shall not directly or indirectly, offer, issue, sell, contract to sell (including, without limitation, any short sale), grant any option for the sale of, pledge, or otherwise dispose of or transfer the Lander stock payment.

The foregoing description of the Agreement is not complete and is qualified in its entirety by reference to the text of the Agreement , which is attached to this Current Report on Form 8-K as Exhibit 10.3 and incorporated in this Item 1.01 by reference.

Item 5.01 Changes in Control

Due to the events described in Items 5.02 and 1.01 of this Current Report on Form 8-K the Board of Directors of the Company has concluded that a change of control of the Company shall occur as of December 13, 2022.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYBLEU INC.

Dated: December 12, 2022	By: /s/ David Koos
David Koos
Chief Executive Officer

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